Offerings - Offering: 1	Dec. 08, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.500% Subordinated Notes (Subordinated Deferrable Interest Notes)Due December 15, 2055
Amount Registered	554,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 554,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 76.51
Offering Note	None